                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8 - K

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934.
                      Press Release Dated January 21, 1999

                  Adirondack Financial Services Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                      333-43697                14-1801465

(State or other jurisdiction of    (Commission File No.)        (IRS Employer
incorporation or organization)                               Identification No.)

52 North Main Street, Gloversville, NY  12078
(Address of principal executive offices)

(518) 725-6331
(Registrants telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report.)
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Item 1.  Changes in Control of Registrant.
         None

Item 2.  Acquisition or Disposition of Assets.
         None

Item 3.  Bankruptcy or Receivership.
         None

Item 4.  Changes in registrant's Certifying Accountant.
         None

Item 5.  Other Events.
         On January 21, 1999, the Registrant issued the attached press release.

Item 6.  Resignations of Registrant's Directors.
         None

Item 7.  Financial Statements and Exhibits.
         Exhibit 1 - Press Release

Item 8.  Change in Fiscal Year.
         None

Item 9.  Sales of Equity Securities Pursuant to Regulation S.
         None.
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                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Financial Services Bancorp, Inc.
-------------------------------------------
(Registrant)

                  Dated: January 21, 1999                \s\ Lewis E. Kolar
                                                         ----------------------
                                                         Lewis E. Kolar
                                                         President and CEO


                  Dated: January 21, 1999                \s\ Menzo D. Case
                                                         ----------------------
                                                         Menzo D. Case
                                                         Executive VP and CFO
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Adirondack Financial Services Bancorp, Inc.
Exhibit 1.  Press Release

Adirondack Financial Services Bancorp, Inc.
52 North Main Street
Gloversville, New York  12078

NASDAQ Symbol:  AFSB

Contact: Lewis E. Kolar
         President & CEO
         (518) 725-6331

For Immediate Release


Thursday, January 21, 1999

Gloversville, NY -- Adirondack Financial Services Bancorp, Inc. (Nasdaq OTC:
AFSB) announced that the Company's Executive Vice President and Chief Operating Officer, Menzo D. Case, has accepted a position with another savings bank and will resign effective January 31, 1999.


According to Lewis E. Kolar, President and CEO, "Menzo has long played a vital role in the operations of the Association and Adirondack Financial." Mr. Kolar added, "Menzo has been a key player during a period of unprecedented change. He will be sorely missed."